Exhibit 10.7

LIFELOCK, INC.
RESTRICTED STOCK AWARD AGREEMENT FOR

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1.Award of Restricted Stock. LifeLock, Inc., a Delaware corporation (the “Company”) hereby grants, as of [•] (“Date of Grant”), [•] (the “Recipient”), an Award of [•] shares of Restricted Stock (the “RSAs”). The RSAs shall be subject to the terms, provisions, and restrictions set forth in this Restricted Stock Award Agreement (the “Agreement”) and the Company’s 2012 Incentive Compensation Plan (as amended from time to time, the “Plan”), which is incorporated herein for all purposes. Additionally, this Agreement is subject to any Integrated Agreement, which is incorporated herein for all purposes. For purposes of this Agreement, “Integrated Agreement” means any written agreement entered into between the Company and the Recipient, or any written Company plan or program in which the Recipient becomes a participant, in each case entered into prior to or after the date hereof that provides for more beneficial vesting and/or exercise terms with respect to the RSAs subject to this Agreement. As a condition to entering into this Agreement, and to the issuance of any shares of the Company’s common stock, par value $0.001 per share (“Shares”) (or any other securities of the Company pursuant thereto), the Recipient agrees to be bound by all of the terms and conditions herein and in the Plan and all applicable laws and regulations. The par value purchase price for each Share will be deemed paid by services rendered by the Recipient. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

2.Vesting of Restricted Stock.

(a)General Vesting. Except as otherwise provided in Section 2(b) and Section 3, the RSAs shall become vested in the following amounts, at the following times, and upon the following conditions, provided that the Continuous Service of the Recipient continues through and on the applicable Vesting Date:

Percentage of RSAs    Vesting Date

[__]%                        [__]

[__]%                        [__]

There shall be no proportionate or partial vesting of RSAs in the periods prior to each Vesting Date, and except as otherwise provided in Section 2(b) and Section 3 hereof, all vesting of RSAs shall occur only on the applicable Vesting Date.

The RSAs with respect to which the Recipient shall have become vested pursuant to this Section 2 and Section 3 are sometimes referred to herein as the “Vested Shares”, and the RSAs with respect to which the Recipient shall not have become vested pursuant to this Section 2 and Section 3 are sometimes referred to herein as the “Unvested Shares”.

(b)Acceleration of Vesting of RSAs. Notwithstanding anything to the contrary in this Agreement, and subject to the terms of any Integrated Agreement, including any defined terms included therein, in the event that (i) there is a Change in Control that occurs prior to the date on which the RSAs become fully vested, and (ii) during the period beginning two months prior to such Change in Control and ending 12 months following such Change in Control, the Company terminates the Recipient’s employment without Cause (an “Involuntary Termination”), 25% of the RSAs

shall be fully vested as of the later of the effective date of the Change in Control or the date of the Involuntary Termination. For purposes of this Section 2(b) and for the avoidance of doubt, to the extent that the terms “Change in Control” and “Cause” are defined in the Integrated Agreement, such terms will have the meaning as defined in the Integrated Agreement. Further, for the avoidance of doubt, if the Recipient becomes entitled to both (x) the vesting acceleration pursuant to this Section 2(b) and (y) the vesting acceleration in connection with an involuntary termination of Recipient’s employment pursuant to any Integrated Agreement, then the vesting acceleration under the foregoing clauses (x) and (y) shall not be additive but instead, the Recipient will be entitled to receive, with respect to this Award, the greater of the vesting acceleration under this Section 2(b), or the vesting acceleration available under the Integrated Agreement that provides the greatest vesting acceleration in connection with such involuntary termination).

3.Acceleration of Vesting at Company Discretion. Notwithstanding any other term or provision of this Agreement, the Board or the Committee shall be authorized, in its sole discretion, based upon its review and evaluation of the performance of the Recipient and of the Company, to accelerate the vesting of any RSAs under this Agreement, at such times and upon such terms and conditions as the Board or the Committee shall deem advisable.

4.Forfeiture of Non-Vested Shares. If the Recipient’s Continuous Service is terminated for any reason, other than because of an Involuntary Termination, any Unvested Shares that do not become Vested Shares pursuant to Section 2 or Section 3 hereof because of such termination shall be forfeited immediately upon such termination of Continuous Service and automatically transferred to and reacquired by the Company at no cost to the Company and without any payment to the Recipient. If the Recipient’s Continuous Service is terminated on account of an Involuntary Termination, any Unvested Shares that do not become Vested Shares pursuant to Section 2(b) or Section 3 hereof as a result of such Involuntary Termination shall be forfeited immediately on the date of such Involuntary Termination and automatically transferred to and reacquired by the Company at no cost to the Company and without any payment to the Recipient, except for any Unvested Shares that become Vested Shares pursuant to Section 2(b) or Section 3 hereof as a result of a Change in Control occurring on or before the end of the two‑month period immediately following the date of such Involuntary Termination. For the avoidance of doubt, any Unvested Shares that otherwise may become eligible to vest in the event a Change in Control occurs on or before the end of the two‑month period immediately following the date of such Involuntary Termination will remain outstanding during the two‑month period, provided that if a Change in Control does not occur during such period, the Unvested Shares will be forfeited immediately upon the date two months after the date of the Involuntary Termination and automatically transferred to and reacquired by the Company at no cost to the Company and without any payment to the Recipient. The Committee shall have the power and authority to enforce on behalf of the Company any rights of the Company under this Agreement in the event of the Recipient’s forfeiture of the Unvested Shares pursuant to this Section 4. The Recipient will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, that are returned to the Company pursuant to this Section 4. The Recipient’s Continuous Service will be considered terminated as of the date that the Recipient no longer is actively providing services to the Company or any Related Entity (as applicable), regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Recipient is employed or providing services, or the terms of the Recipient’s employment or service agreement, if any; and unless otherwise expressly provided in this Agreement or determined by the Committee, the Recipient’s right to vest in this Award of Restricted Stock under the Plan, if any, will terminate as of such date and will not be extended by any notice period. The Committee shall have the exclusive discretion to determine when the Recipient no longer is actively providing services for purposes of this Award of Restricted Stock (including whether the Recipient still may be considered to be providing services while on a leave of absence).

5.Escrow & Release.

(a)Shares Held in Escrow. The Shares of Restricted Stock awarded by this Agreement will be issued in the name of the Recipient, and unless and until such RSAs have vested in the manner set forth in Section 2 or Section 3, the Shares will be held by the Company (or its designee) as escrow agent (the “Escrow Agent”), and will not be sold, transferred or otherwise disposed of, and will not be pledged or otherwise hypothecated. The Escrow Agent will not be liable for any act it may do or omit to do with respect to holding these Shares of Restricted Stock in escrow while acting in good faith and in the exercise of its judgment. The Company may determine to issue the Restricted Stock in book entry form and/or may instruct the transfer agent for its Common Stock to place a legend on the certificate or certificates representing the Restricted Stock or otherwise note in its records as to the restrictions on transfer set forth in this Agreement and the Plan. The Shares awarded by this Agreement, which may be issued in certificate or book entry form, will not be delivered by the Escrow Agent to the Recipient unless and until the Shares have vested and all other terms and conditions in this Agreement have been satisfied. Any RSAs that vest in accordance with Section 2 or Section 3 will be paid to Recipient (or in the event of the Recipient’s death, to his or her estate) in whole Shares only (subject to any adjustment that may be made in the event of a Change in Control or as specified in Section 6(b)), subject to Recipient satisfying any applicable tax withholdings described in Section 8.

Upon the termination of the Recipient’s Continuous Service for any reason, the Escrow Agent, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. The Recipient hereby appoints the Escrow Agent with full power of substitution, as the Recipient’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of the Recipient to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.

(b)Release from Escrow. Any RSAs that vest in accordance with Section 2 or Section 3 will be released from escrow and delivered to Recipient (or in the event of Recipient’s death, to his or her estate) as soon as practicable following the date of vesting, subject to Section 8.

6.    Rights with Respect to RSAs.

(a)    No Rights as Stockholder Until Delivery. Except as otherwise provided in this Section 6, the Recipient shall not have any rights, benefits, or entitlements with respect to the Shares corresponding to the RSAs (or related dividends and/or distributions) unless and until those Shares are delivered to the Recipient or the Escrow Agent (and thus shall have no voting rights, or rights to receive any dividend declared, before those Shares are so delivered). Except as provided by Section 6(b), on or after delivery, the Recipient shall have, with respect to the Shares delivered, all of the rights of a holder of Shares with respect to voting such Shares. Notwithstanding any contrary provisions in this Agreement, any quarterly or other regular, periodic dividends and/or distributions (as determined by the Company) paid on Unvested Shares will be subject to the same vesting and other terms and conditions of this Agreement as the Shares of Restricted Stock to which such dividends and/or distributions relate. Any dividends and/or distributions on any Shares will be held by the Escrow Agent until such dividends and/or distributions have vested, and subject to the terms of this Agreement, will be delivered within thirty (30) days of the date such dividends and/or distributions have vested.

(b)    Adjustments to Shares. In the event that as a result of any dividend or other distribution (whether in the form of stock, cash, other securities or other property), stock split, reverse stock split, reorganization, reclassification, recapitalization, combination, repurchase, or exchange of Shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, split-up, spin-off or other corporate transaction or event, the Shares of Restricted Stock will be increased, reduced or otherwise affected, and by virtue of any such event, the Recipient will, as the owner of unvested shares of Restricted Stock (the “Prior Shares”), be entitled to new or additional or different Shares of stock, cash or other securities or property (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities or property will thereupon be considered to be unvested Restricted Stock and will be subject to all of the conditions and restrictions that were applicable to the Prior Shares pursuant to this Agreement and the Plan. If the Recipient receives rights or warrants with respect to any Prior Shares, such rights or warrants may be held or exercised by the Recipient, provided that until such exercise, any such rights or warrants, and after such exercise, any Shares or other securities acquired by the exercise of such rights or warrants will be considered to be Unvested Shares and will be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan and this Agreement.

7.    Transferability. The RSAs are not transferable unless and until the Shares have been delivered to the Recipient in settlement of the RSAs in accordance with this Agreement, otherwise than by will or under the applicable laws of descent and distribution. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Recipient. Upon any attempt to effect a Transfer of any RSAs prior to the date on which the Shares have been delivered to the Recipient in settlement of the RSAs, or any right or privilege conferred hereby, this Award of Restricted Stock and the rights and privileges conferred hereby immediately will become null and void. For purposes of this Agreement, “Transfer" shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

8.    Restrictions on Sale of Securities. Any sale of the Shares issued under this Agreement will be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable laws.

9.    Tax Matters.

(a)Withholding. As a condition to the Company’s obligations with respect to the RSAs (including, without limitation, any obligation to deliver any Shares) hereunder, the Recipient shall pay or make adequate arrangements satisfactory to the Company to pay to the Company any Tax Obligations. For purposes of this Agreement, “Tax Obligations” means tax, social insurance and social security liability obligations and requirements in connection with this Award, including, without limitation, (i) all federal, state, and local income, employment and any other taxes (including the Recipient’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company (or Related Entity, as applicable), (ii) the Recipient’s and, to the extent required by the Company (or Related Entity, as applicable), the Company’s (or Related Entity’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of this Award or sale of Shares issued under this Award, and (iii) any other taxes or social insurance or social security liabilities or premium the responsibility for which the Recipient has, or has agreed to bear, with respect to this Award (or exercise thereof or issuance of Shares or other consideration thereunder). If the Recipient shall fail to satisfy the Tax Obligations, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including the withholding of any shares that otherwise would be delivered to Recipient under this Agreement) otherwise due to the Recipient any Tax Obligations. The Recipient acknowledges and agrees that:

(i)the Recipient is ultimately responsible for all Tax Obligations and the Recipient’s liability for Tax Obligations may exceed the amount withheld by the Company and/or the Related Entity employing or retaining the Recipient (the “Employer”), if any;

(ii)the Company and/or the Employer make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of this Award of RSAs, including, but not limited to, the grant or vesting of these Shares of Restricted Stock, the subsequent sale of Shares released from the escrow established pursuant to Section 5 and the receipt of any dividends;

(iii)the Company and/or the Employer do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Award of Restricted Stock to reduce or eliminate the Recipient’s liability for Tax Obligations or achieve any particular tax result;

(iv)the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction if the Recipient is subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable; and

(v)if the Recipient fails to make satisfactory arrangements for the payment of any Tax Obligations at the time any applicable Shares of Restricted Stock otherwise are scheduled to vest pursuant to Section 2 or Section 3 or at any other time any Tax Obligations related to RSAs otherwise are due, the Recipient will permanently forfeit such Shares of Restricted Stock, and such Shares of Restricted Stock will be returned to the Company at no cost to the Company.

(b)Satisfaction of Withholding Requirements. When shares are issued as payment for vested RSAs, the Company will withhold a portion of the shares that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other Tax Obligations required to be withheld by the Company with respect to the shares, unless the Company, in its sole discretion, requires the Recipient to make alternate arrangements satisfactory to the Company for such withholdings in advance of the arising of any withholding obligations. No fractional shares will be withheld or issued pursuant to the grant of RSAs and the issuance of shares hereunder. Notwithstanding any contrary provision of this Agreement, no certificate representing the shares will be issued to Recipient, unless and until all Tax Obligations with respect to such shares have been withheld. Recipient will permanently forfeit the RSAs if Recipient fails to comply with his or her obligations in connection with the payment of required Tax Obligations described in this Section 8. All income and other taxes related to this Award and any shares delivered in payment thereof are the sole responsibility of Recipient. If Tax Obligations are satisfied by withholding from shares otherwise deliverable to Recipient, Recipient is deemed to have been issued the full number of shares subject to the vested RSAs, notwithstanding that a number of the shares are withheld for the purpose of paying Tax Obligations due in connection with the RSAs.

(c)No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Recipient’s participation in the Plan, or the Recipient’s acquisition or sale of these Shares of Restricted Stock. The Recipient should consult with his or her own personal tax, legal, accounting and financial advisors regarding the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement and all other aspects of the Recipient’s participation in the Plan before taking any action related to the Plan. In no event will the Company pay or reimburse the Recipient for any taxes or other costs imposed in connection with the RSAs.

10.    Amendment, Modification & Assignment; Non-Transferability. This Agreement may only be modified or amended in a writing signed by a duly authorized officer of the Company, provided that any modification that is adverse to the Recipient will not be effective unless the Recipient consents in writing to the modification. No promises, assurances, commitments, agreements, undertakings, or representations, whether oral, written, electronic, or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. The Company reserves the right to impose other requirements on the Recipient’s participation in the Plan, on this Award of Restricted Stock and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal, procedural or administrative reasons, and to require the Recipient to execute any additional agreements or undertakings that may be necessary to accomplish the foregoing; provided, for the avoidance of doubt, that such additional agreements or undertakings shall not impose an extension of the period of Continuous Service required to vest in this Award, increase post-service obligations of the Recipient, or other similar changes to this Award. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Recipient and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of the Recipient under this Agreement may only be assigned with the prior written consent of the Company.

11.    Complete Agreement. This Agreement and the Plan (together with any Integrated Agreement, and other agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior promises, assurances, commitments, agreements, undertakings, or representations, whether oral, written, electronic, or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way. The Recipient expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein.

12.    Miscellaneous.

(a)No Guarantee of Continued Service. THE RECIPIENT ACKNOWLEDGES AND AGREES THAT THE SERVICE-BASED VESTING CONDITION OF THE RSAS WILL BE SATISFIED ONLY THROUGH CONTINUOUS SERVICE AT THE WILL OF THE COMPANY (OR THE EMPLOYER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RSAS OR ACQUIRING SHARES HEREUNDER. THE RECIPIENT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING CRITERIA SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUOUS SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH ANY RIGHT OF THE RECIPIENT OR OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE THE RECIPIENT’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

(b)Amendment, Suspension or Termination of the Plan. By accepting this Award, the Recipient expressly warrants that he or she has received an Award of RSAs under the Plan, and that he or she has received, read and understood a description of the Plan. The Recipient understands that the Plan is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan. The Recipient agrees to be bound by such modification, amendment, suspension or termination regardless of whether notice is given to the Recipient of such event.

(c)Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

(d)Additional Conditions to Issuance of Certificates for Shares. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any federal, state, local or non‑U.S. law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Recipient (or his or her estate) hereunder or the release of such Shares from the escrow established pursuant to Section 5, such issuance or release will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such U.S. federal, state, local or non‑U.S. law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange.

(e)No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements, or arrangements, and any such plans, agreements, and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

(f)Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or under any applicable law, rule, or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of RSAs hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the Award hereunder shall remain in full force and effect).

(g)No Trust or Fund Created. Neither this Agreement nor the grant of RSAs hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and the Recipient or any other person. To the extent that the Recipient or any other person acquires a right to receive payments from the Company or any Related Entity pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

(h)Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the state of Delaware (without reference to the conflict of laws rules or principles thereof).

(i)Interpretation. The Committee will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSAs have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon the Recipient, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.

(j)Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to RSAs awarded under the Plan or future RSAs or other awards that may be granted under the Plan by electronic means or request the Recipient’s consent to participate in the Plan by electronic means. The Recipient hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(k)Headings. Section, paragraph, and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

(l)Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at 60 E. Rio Salado Parkway, Suite 400, Tempe, Arizona 85281, or if the Company should move its principal office, to such principal office, and, in the case of the Recipient, to the Recipient’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section. The Recipient further agrees to notify the Company upon any change in the Recipient’s address as shown on the Company’s records.

(m)Compliance with Section 409A. It is the intention of both the Company and the Recipient that the benefits and rights to which the Recipient could be entitled pursuant to this Agreement are exempt from the requirements of Section 409A, and the provisions of this Agreement shall be construed in a manner consistent with that intention. For purposes of this Agreement, “Section 409A” means Section 409A of the Code and any Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time. If the Recipient or the Company believes, at any time, that any such benefit or right is not exempt from Section 409A, it shall promptly advise the other and the parties shall negotiate reasonably and in good faith to amend the terms of such benefits and rights such that they comply with, or are exempt from, the requirements of Section 409A (with the most limited possible economic effect on the Recipient and on the Company).

(n)Non-Waiver of Breach. The waiver by any party hereto of the other party’s prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he, she or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

(o)Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement effective as of the date first written above.

COMPANY:
LIFELOCK, INC.
By:
Name:
Title:

The Recipient acknowledges receipt of a copy of the Plan and represents that the Recipient has reviewed the provisions of the Plan and this Restricted Stock Award Agreement in their entirety, is familiar with and understands their terms and provisions, and hereby accepts this Award subject to all of the terms and provisions of the Plan and this Restricted Stock Award Agreement. The Recipient further represents that the Recipient has had an opportunity to obtain the advice of counsel prior to executing this Restricted Stock Award Agreement.

RECIPIENT:

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